UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 15, 2006

AVOCENT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4991 CORPORATE DRIVE		HUNTSVILLE, AL 35805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (256) 430-4000

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 15, 2006, the Stockholders of Avocent Corporation approved an amendment to the Avocent Corporation 2005 Equity Incentive Plan (the “2005 Plan”) and reserved an additional 2,250,000 share of common stock for issuance under the 2005 Plan. The 2005 Plan, as amended, and the form of agreements under the 2005 Plan are incorporated herein by reference and filed as Exhibit 99.16 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description of Exhibit
99.16	Avocent Corporation 2005 Equity Incentive Plan, as amended, and Form of Agreements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Date: June 15, 2006
	By:	/s/ Samuel F. Saracino
Samuel F. Saracino
Executive Vice President of Legal and Corporate Affairs, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.16	Avocent Corporation 2005 Equity Incentive Plan, as amended, and Form of Agreements